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                            =========================
                                      THE
                                    R. O. C.
                                  TAIWAN FUND
                            =========================


                                 Annual Report
                                December 31, 1997

--------------------------------------------------------------------------------
   Dear Stockholders
--------------------------------------------------------------------------------

The 28.7% total return in local currency terms of The R.O.C. Taiwan Fund in 1997 considerably outperformed the 18.1% rise in the Taiwan Stock Exchange Index (TAIEX). When measured in U.S. dollars, the Fund's net asset value (NAV) per share gained 9.4% after adjustment for dividends. This resulted from the New Taiwan's dollar's 15.7% depreciation against the U.S. unit during the year.

For much of 1997 Taiwan's stock market was one of the world's best performers and topped all others in the region outside of China for the full 12 months. This came amid record-high trading levels, a generally low-interest rate environment and a steadily improving economy.

Indeed, for most of the first eight months of the year the market's upward movement was almost unstoppable. As ample liquidity supported mounting trading levels throughout this period, investor attention increasingly focused on electronics shares in the expectation that these companies would enjoy high earnings growth. Such optimism was first buoyed by rising computer sales that lifted share prices of many components manufacturers and whole-system providers. Near mid-year the emphasis shifted to semiconductor stocks as chip makers reported strengthening demand that filled production capacity for as much as the next six months.

Even after falling over a third from its peak in August to the end of 1997, the electronics sector still more than doubled on the year and was the clear market leader through both the rise and fall of the TAIEX. It also attracted roughly half of all trading while making up about 25% of total market capitalization. The other significant gainers were construction stocks and some property-rich companies that benefited from expectations of a pick-up in the real estate market due primarily to low interest rates.

The major market downturn from late August through October was in reaction to the Asian financial turmoil sparked in early July by the devaluation of the Thai baht. As the effects of the so-called "Asia contagion" spread to major currency and stock markets in the region and around the world, Taiwan was adversely affected as well. Its stock market fell for three consecutive months, ending with October's steep 16% decline. The central bank, in order to maintain Taiwan's international competitiveness, also gave up its defense of the currency in October after some short-term money-market rates had reached 20-year highs. This helped restore liquidity to the financial system, and interest rates started to drop down almost to levels seen at mid-year when some key rates were at eight-year lows.

Except for the short-term credit crunch resulting from the attempt to hold back the currency depreciation, the central bank's "appropriately loose" monetary policy provided a favorable environment for the economy. The government's estimate of 6.7% growth in 1997 may be a little high, but the economy still performed well. It was led by double-digit growth in private investment, which benefited from low interest rates. In addition, the increase in private consumption--buoyed by the strong stock market--was at a three-year high. Best of all was the virtual absence of inflation: the 1% rise in the consumer price index was the lowest in 10 years.

In 1998 the economy is expected to slow its advance somewhat to about 6.0%. The adverse impact of the Asian turmoil on Taiwan's exports, which are the equivalent of roughly 40% of gross national product, should largely be offset by continued strong growth in private investment as several large-scale projects start up. These include a $5 billion high-speed rail system and an estimated $15 billion in new housing for veterans. The central bank, however, will have to perform a balancing act in controlling the anticipated inflationary pressures following the currency depreciation while still providing a favorable climate for investment.

The interview on page 2 provides an analysis of our portfolio strategy and current outlook for 1998.

We are grateful for your continuing support and look forward to discussing our market outlook and investment strategy with you in future reports.

                              Respectfully submitted,

                              /s/ Daniel Chiang

                              Daniel Chiang
                              President
                              February 15, 1998

--------------------------------------------------------------------------------
An Interview With Your Portfolio Manager
--------------------------------------------------------------------------------

[Photo omitted]

Q: How did the Fund perform last year?

A: The Fund did quite well, beating the Taiwan Stock Exchange Index (TAIEX) by almost 60% in local currency terms. This was primarily due to the Fund's overweight positions in electronics and construction shares in the first six months and then in semiconductor stocks at mid-year. The reduction of these holdings in the third and fourth quarters limited the impact of the market downturn. The Fund had also loaded up on small-cap and OTC brokerage stocks, which were the best performers for the whole year.

Q: The cash level of the Fund rose in the latter half of the year and, for a short time, represented about 15% of total net assets. Why?

A: This was done, in part, as a defensive measure against the ill-effects of the Asian financial turmoil. In December, we also prepared for a big dividend. For the full year, including the $2.14 distribution announced in December, the Fund paid out a total of $3.34 per share.

Q: What about the current cash level?

A: We have had an equity weighting of about 95% since the beginning of January in anticipation of an early-year rally.

Q: What is your outlook for 1998?

A: Given the Asian crisis, we are forecasting that economic growth will be somewhat weaker compared to last year while remaining healthy at about 6%. Because of the recent currency depreciation and the fact that Taiwan must import most raw materials and many intermediate industrial goods, there should be some cost-push pressures on prices. Effective monetary policy and keen international competition, however, should limit price rises on the demand side. As a result, we expect inflation to be a still comfortable 3.5% and interest rates to be stable.

Last year the stock market enjoyed record-high turnover. While we do not believe that trading levels can be pushed up much more, liquidity should be more than adequate to support the market. And, after a two-year rally that saw the TAIEX rise almost 60%, market fluctuation should decrease while sector rotation speeds up. On the positive side, market watchers will also see a noticeable amount of new long-term investment flowing into stocks from government pension funds, which previously were not significant investors in the equity market. This development will be furthered by the expected beginning of discretionary funds management at mid-year. More institutional participation will increase market stability and long-term growth prospects.

Q: Then what will be your investment strategy?

A: In the first quarter, we will focus on those companies with high dividend payouts, strong earnings growth and reasonable price/earnings multiples. Domestically oriented companies have also been targeted, especially those benefiting from several large construction projects. And, with liquidity expected to remain ample, we plan to increase our small-cap holdings five percentage points. At the same time, we have identified certain companies to avoid. These include those companies suffering adverse effects of regional currency depreciation and those with foreign exchange risks--such as foreign currency exposure on their balance sheets. In addition, we have carefully reviewed all product lines of companies that might suffer from dumping or competitive price-cutting triggered by current regional economic problems.

As the market increasingly opens up to foreign investment, our goal over the long term is to provide country exposure in a highly liquid vehicle for those investors who want to participate in this country's growth. We aim to achieve this by beating the benchmark TAIEX in a prudently managed fund.

--------------------------------------------------------------------------------
Portfolio Highlights
Year Ended December 31, 1997
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Ten Largest Holdings
--------------------------------------------------------------------------------
                                                                      Percent of
Company                                                               Net Assets
------------------------------                                        ----------

Yulon Motor Co.                                                           5.27%
--------------------------------------------------------------------------------
China Development Corp.                                                   3.92
--------------------------------------------------------------------------------
Tatung Co.                                                                3.64
--------------------------------------------------------------------------------
Far Eastern Textile Ltd.                                                  3.50
--------------------------------------------------------------------------------
Nan Ya Plastics Corp.                                                     3.24
--------------------------------------------------------------------------------
Yageo Corp.                                                               3.22
--------------------------------------------------------------------------------
Formosa Plastics Corp.                                                    3.19
--------------------------------------------------------------------------------
Hon Hai Precision Industry Co.                                            2.93
--------------------------------------------------------------------------------
Delta Electronics                                                         2.78
--------------------------------------------------------------------------------
Kwong Fong Industries Corp.                                               2.75
================================================================================

--------------------------------------------------------------------------------
   Industry Diversification
--------------------------------------------------------------------------------

                                                                      Percent of
Ten Largest Sectors                                                   Net Assets
------------------------------                                        ----------

Electronics                                                              22.54%
--------------------------------------------------------------------------------
Banking                                                                  11.47
--------------------------------------------------------------------------------
Other Financials                                                          9.59
--------------------------------------------------------------------------------
Textiles                                                                  9.51
--------------------------------------------------------------------------------
Electrical & Machinery                                                    8.21
--------------------------------------------------------------------------------
Semiconductors                                                            7.26
--------------------------------------------------------------------------------
Automobile                                                                6.81
--------------------------------------------------------------------------------
Plastics                                                                  6.69
--------------------------------------------------------------------------------
Construction                                                              6.18
--------------------------------------------------------------------------------
Steel & Other Metals                                                      2.65
================================================================================

--------------------------------------------------------------------------------
The R.O.C. Taiwan Fund
Consolidated Schedule of Investments / December 31, 1997
--------------------------------------------------------------------------------

COMMON STOCKS -- 101.80%                                  % of        Value
Automobile -- 6.81%                                    Net Assets (U.S. Dollars)
--------------------------------------------------------------------------------
 9,132,664 shs.    Yulon Motor Co., Ltd. ..............   5.27      $16,528,441
 2,110,500         China Motor Corp. ..................   1.54        4,823,075
                                                                  -------------
                                                                     21,351,516
Banking -- 11.47%
--------------------------------------------------------------------------------
 4,304,000        *China Development Corp. ............   3.92       12,278,282
 3,046,770         The First Commercial Bank ..........   2.68        8,411,328
 2,706,000         Chang Hwa Commercial Bank ..........   2.40        7,512,055
 2,394,800         Hua Nan Commercial Bank ............   2.17        6,795,061
 1,026,000        *Far Eastern International Bank .....   0.15          481,528
   980,000        *Chung Shing Bank ...................   0.15          480,982
                                                                  -------------
                                                                     35,959,236
Other Financials -- 9.59%
--------------------------------------------------------------------------------
 1,851,585         Cathay Life Insurance Co., Ltd. ....   2.63        8,235,578
 4,002,000        *Polaris Securities Co., Ltd. .......   2.55        7,979,448
 3,020,516        *Yuan Ta Securities Co., Ltd. .......   2.44        7,643,944
 2,017,440        *Grand Cathay Securities Corp. ......   1.03        3,218,003
 1,192,391        *Capital Securities Corp. ...........   0.61        1,901,973
   500,000        *National Securities Corp. ..........   0.24          762,270
   257,009        *Taiwan International Securities Corp.  0.09          285,390
                                                                  -------------
                                                                     30,026,606
Cement -- 0.43%
--------------------------------------------------------------------------------
 1,245,960         Hsing Ta Cement Co., Ltd. ..........   0.43        1,337,687
                                                                  -------------
                                                                      1,337,687
Chemical -- 0.89%
--------------------------------------------------------------------------------
 2,567,000        *Oriental Union Chemical Corp. ......   0.85        2,661,491
   103,000        *Maywufa Company Ltd ................   0.04          120,061
                                                                  -------------
                                                                      2,781,552
Construction -- 6.18%
--------------------------------------------------------------------------------
 3,530,120         Hung Sheng Construction Ltd. .......   1.81        5,685,010
 3,787,000        *Hung Poo Construction Co., Ltd. ....   1.61        5,053,206
 4,200,000        *BES Engineering Corp. ..............   1.32        4,148,466
 2,310,000        *Pacific Construction Corp. .........   0.51        1,587,239
 2,167,000        *Horng Chung Construction Co., Ltd. .   0.42        1,329,448
   741,000        *Chief Construction Corp. ...........   0.35        1,088,770
   300,000        *Kee Tai Properties Co., Ltd. .......   0.16          510,736
                                                                  -------------
                                                                     19,402,875

See accompanying notes to consolidated financial statements.

Schedule of Investments (Cont'd.)

                                                          % of        Value
Electrical & Machinery -- 8.21%                        Net Assets (U.S. Dollars)
--------------------------------------------------------------------------------

10,583,374 shs.    Tatung Co., Ltd. ...................   3.64     $ 11,394,982
 2,349,000        *Phoenixtec Power Co., Ltd. .........   1.92        6,016,610
 2,634,468        *Teco Electric and Machinery Co., Ltd.  1.16        3,636,536
 1,285,129        *Victor Machinery Works Co., Ltd. ...   1.14        3,567,613
   230,000        *Fu Sheng Industrial Co., Ltd. ......   0.25          769,018
   145,000        *TYC Brother Industrial Co., Ltd. ...   0.10          318,022
                                                                  -------------
                                                                     25,702,781
Electronics -- 22.54%
--------------------------------------------------------------------------------
 4,439,000        *Yageo Corp. ........................   3.22       10,076,259
 1,815,000        *Hon Hai Precision Ind. Co., Ltd. ...   2.93        9,186,350
 2,184,960         Delta Electronics Inc. .............   2.78        8,713,031
   471,000        *Asustek Computer Inc. ..............   2.38        7,469,540
 1,531,221        *Synnex Technology International Corp.  2.29        7,186,405
 6,791,000        *Megamedia Corp. ....................   2.19        6,874,325
 3,400,000        *Lite-On Technology Corp. ...........   2.00        6,257,669
 1,962,182        *CMC Magnetics Corp. ................   1.54        4,815,171
 1,100,000        *Compal Electronics Inc. ............   1.02        3,205,522
 4,100,000        *Picvue Electronics Ltd. ............   0.95        2,968,098
   400,000        *Compeq Manufacturing Co., Ltd. .....   0.74        2,306,749
   500,000        *Enlight Corp. ......................   0.46        1,441,718
    40,000        *Avermedia Technologies Inc. ........   0.04          125,767
                                                                  -------------
                                                                     70,626,604
Food -- 1.75%
--------------------------------------------------------------------------------
 1,628,810        *Taiwan Tea Corp. ...................   1.08        3,372,536
 1,756,960        *President Enterprises Corp. ........   0.67        2,096,495
                                                                  -------------
                                                                      5,469,031
Glass -- 1.53%
--------------------------------------------------------------------------------
 3,865,016        *Taiwan Glass Industrial Corp. ......   1.53        4,801,630
                                                                  -------------
                                                                      4,801,630
Plastics -- 6.69%
--------------------------------------------------------------------------------
 5,125,415         Formosa Plastics Corp. .............   3.19        9,983,554
 5,866,240         Nan Ya Plastics Corp. ..............   3.24       10,166,950
 1,100,000        *Dahin Co., Ltd. ....................   0.26          806,442
                                                                  -------------
                                                                     20,956,946
Retailing -- 1.78%
--------------------------------------------------------------------------------
 1,418,000        *Aurora Corp. .......................   0.99        3,088,282
   500,000        *President Chain Store Corp. ........   0.49        1,549,080
   880,992         Far Eastern Department Stores Ltd. .   0.30          935,040
                                                                  -------------
                                                                      5,572,402

See accompanying notes to consolidated financial statements.

The R.O.C. Taiwan Fund

                                                          % of        Value
Rubber -- 0.16%                                        Net Assets (U.S. Dollars)
--------------------------------------------------------------------------------
   343,030 shs.    Cheng Shin Rubber Ind. Co., Ltd. ...   0.16    $     492,448
                                                                  -------------
                                                                        492,448
Semiconductors -- 7.26%
--------------------------------------------------------------------------------
 2,243,000        *Advanced Semiconductor
                    Engineering Inc. ..................   2.51        7,878,022
 3,140,000        *United Microelectronics Corp. ......   1.97        6,164,416
 3,648,000        *Orient Semiconductor Electronics Ltd.  1.93        6,042,699
 1,124,000        *Siliconware Precision Industries Corp. 0.85        2,654,847
                                                                  -------------
                                                                     22,739,984
Steel & Other Metals -- 2.65%
--------------------------------------------------------------------------------
 5,950,925        *China Steel Corp. ..................   1.43        4,490,574
 3,557,000        *Kuei Hung Industrial Co., Ltd. .....   1.02        3,196,936
 1,233,000        *Yuan Feng Industrial Co., Ltd. .....   0.20          639,193
                                                                  -------------
                                                                      8,326,703
Textiles -- 9.51%
--------------------------------------------------------------------------------
10,101,101         Far Eastern Textile Co., Ltd. ......   3.50       10,968,679
 7,425,000        *Kwong Fong Industries Corp. ........   2.75        8,609,356
 1,989,000        *Advancetex Enterprise Co., Ltd. ....   1.55        4,850,476
 2,229,940        *Everest Textile Co., Ltd. ..........   0.72        2,243,621
 2,050,000        *Ruentex Industries Ltd. ............   0.62        1,936,810
 2,000,000        *Hualon Corp. .......................   0.37        1,153,374
                                                                  -------------
                                                                     29,762,316
Transportation -- 1.59%
--------------------------------------------------------------------------------
 2,220,392         Evergreen Marine Corp. (Taiwan) Ltd.   0.77        2,424,722
 1,777,000        *Yang Ming Marine Transport Corp. ...   0.46        1,433,592
   672,000        *Far Eastern Air Transport Corp. ....   0.36        1,133,742
                                                                  -------------
                                                                      4,992,056
Others -- 2.76%
--------------------------------------------------------------------------------
 1,253,760        *Pou Chen Corp. .....................   1.65        5,153,491
   808,080        *Taiwan Secom Co., Ltd. .............   0.88        2,801,014
   500,000        *CTCI Corporation ...................   0.23          713,190
     7,640         Giant Manufacturing Co., Ltd. ......   0.00           10,616
                                                                  -------------
                                                                      8,678,311

TOTAL COMMON STOCKS (COST $289,352,647) ...............           $ 318,980,684
                                                                  -------------
BONDS -- 2.03%
--------------------------------------------------------------------------------
 Par Value
 ---------
$2,453,988         Continental Engineering Corp., 7.60%,
                    Due 12/28/98 ......................   0.79        2,461,066
 1,822,086         Far Eastern Textile Ltd., 7.75%,
                    Due 01/19/99 ......................   0.63        1,970,822
 1,909,448         Shinkong Synthetic Fibers Corp.,
                    7.85%, Due 06/21/99 ...............   0.61        1,926,419
                                                                  -------------
TOTAL BONDS (COST $6,185,521)                                     $   6,358,307
                                                                  -------------

* Non-income producing; these stocks did not pay a cash dividend during the year ended December 31, 1997.

See accompanying notes to consolidated financial statements.

Schedule of Investments (Cont'd.)

SHORT-TERM INVESTMENTS -- 17.52%                          % of        Value
Commercial Paper -- 14.98%                             Net Assets (U.S. Dollars)
--------------------------------------------------------------------------------

 Principal
   Amount         Issuer (Guarantor)
 ---------        ------------------
$ 1,533,742       Vedan Enterprise Corp.(Bank of Nova
                   Scotia), 6.00%, Due 01/03/98 .......   0.49    $   1,533,239
    306,748       Special Steel Co., Ltd.(E Sun Bank),
                   6.00%, Due 01/03/98 ................   0.10          306,648
    306,748       Sophir International Co., Ltd.
                   (ChinFon Commercial Bank), 6.25%,
                   Due 01/05/98 .......................   0.10          306,539
    920,245       China Chemical Synthesis Industrial
                   (ChinFon Commercial Bank), 6.25%,
                   Due 01/05/98 .......................   0.29          919,617
  1,533,742       Chung Cheng Investment Co.
                   (International Bills Finance
                   Company), 6.00%, Due 01/05/98 ......   0.49        1,532,737
  3,067,485       Hung Fu Construction Co., Ltd.
                   (China United Trust & Investment),
                   6.25%, Due 01/06/98 ................   0.98        3,064,867
    122,699       Rich Development Co., Ltd. (Shanghai
                   Commercial & Savings Bank), 7.25%,
                   Due 01/06/98 .......................   0.04          122,578
  4,294,479       Rich Development Co., Ltd. (Shanghai
                   Commercial & Savings Bank), 6.25%,
                   Due 01/06/98 .......................   1.37        4,290,815
  1,840,491       Grand Cathay Securities Corp.
                   (International Bills Finance
                   Company), 6.25%, Due 01/06/98 ......   0.59        1,838,920
  1,840,491       Tuntex Distinct Corp. (International
                   Bills Finance Company), 6.25%, Due
                   01/06/98 ...........................   0.59        1,838,921
    306,748       Tekcon Electronics Corp. (China
                   Development Co.), 7.00%, Due
                   01/07/98 ...........................   0.10          306,397
    306,748       Chen Tao Cable TV Co. (ChinFon
                   Commercial Bank), 6.30%, Due
                   01/07/98 ...........................   0.10          306,432
    613,497       Pan Asia Chemical Corp. (Dah An
                   Commercial Bank), 6.25%, Due
                   01/07/98 ...........................   0.20          612,869
    920,245       Pan Asia Chemical Corp. (Dah An
                   Commercial Bank), 7.00%, Due
                   01/07/98 ...........................   0.29          919,190
    460,123       Stongman Cycles Ltd. (Grand
                   Commercial Bank), 7.25%, Due
                   01/07/98 ...........................   0.15          459,576
    153,374       Fortune Life Enterprise Co., Ltd.
                   (Grand Commercial Bank), 7.00%,
                   Due 01/07/98 .......................   0.05          153,198
  1,533,742       Singer Industries (Taiwan) Ltd.
                   (Grand Commercial Bank), 7.25%,
                   Due 01/07/98 .......................   0.49        1,531,920
    613,497       Shin Shin Credit Corp. (International
                   Bills Finance Company), 7.25%, Due
                   01/07/98 ...........................   0.20          612,767
    306,748       Taiwan Prosperity Chemical Co.
                   (International Bills Finance
                   Company), 6.25%, Due 01/07/98 ......   0.10          306,434
    613,497       Chemical Leasing Corp. (ANZ
                   Grindlays Bank), 6.75%, Due
                   01/08/98 ...........................   0.20          612,704
  3,067,485       Ever Fortune Industrial Co., Ltd.
                   (Asia Pacific Bank), 6.25%, Due
                   01/08/98 ...........................   0.98        3,063,822
    613,497       Solomon Technology Corp. (ChinFon
                   Commercial Bank), 6.30%, Due
                   01/08/98 ...........................   0.20          612,758
  1,533,742       Ching Chan Construction Corp. (China
                   United Trust & Investment), 6.30%,
                   Due 01/08/98 .......................   0.49        1,531,897
  1,533,742       Fuh Hwa Securities Finance Co., (Fuh
                   Hwa Securities Finance Co.), 6.35%,
                   Due 01/08/98 .......................   0.49        1,531,880

See accompanying notes to consolidated financial statements.

The R.O.C. Taiwan Fund

                                                          % of        Value
Commercial Paper (Cont'd.) -- 14.98%                   Net Assets (U.S. Dollars)
--------------------------------------------------------------------------------

$ 4,601,227       Fuh Hwa Securities Finance Co., (Fuh
                   Hwa Securities Finance Co.), 6.75%,
                   Due 01/08/98 .......................   1.47    $   4,595,286
  1,533,742       Ta-Yo-Wei Construction Co., Ltd.
                   (Grand Commercial Bank), 7.25%,
                   Due 01/08/98 .......................   0.49        1,531,626
  3,067,485       Huan Ni Construction Corp. (Our
                   Commercial Banking Corp.), 6.75%,
                   Due 01/08/98 .......................   0.98        3,063,521
    613,497       Chieh Ho Construction Corp. (Union
                   Commercial Bank), 6.15%, Due
                   01/08/98 ...........................   0.20          612,780
    153,374       Pin Yang Co. (Union Commercial Bank),
                   6.75%, Due 01/08/98 ................   0.05          153,177
  3,067,485       Ho Tai Investment Co. (Cosmos Bank),
                   6.35%, Due 01/09/98 ................   0.98        3,063,233
    766,871       Heng Shang Construction Co. (ChinFon
                   Commercial Bank), 7.00%, Due
                   01/09/98 ...........................   0.24          765,698
    552,147       Lien Hsiang Ent. (ChinFon Commercial
                   Bank), 7.00%, Due 01/09/98 .........   0.18          551,302
    306,748       Askey Computer Corp. (ChinFon
                   Commercial Bank), 7.00%, Due
                   01/09/98 ...........................   0.10          306,279
  3,067,485       Luo Chieh Construction Co. (China
                   United Trust & Investment), 6.30%,
                   Due 01/09/98 .......................   0.98        3,063,263
    920,245       Taipei Motor Co., Ltd. (Grand
                   Commercial Bank), 7.00%, Due
                   01/09/98 ...........................   0.29          918,842
                                                                  -------------
                                                                     46,941,732
Certificates of Deposit -- 2.44%
--------------------------------------------------------------------------------
 Principal
  Amount          Issuer
-----------       ------
$ 1,533,742       Entie Commercial Bank, 7.00%,
                   Due 01/12/98 .......................   0.49    $   1,530,497
  3,067,485       Entie Commercial Bank, 6.75%,
                   Due 01/12/98 .......................   0.98        3,061,226
  3,067,485       Union Bank of Taiwan
                   7.00%, Due 01/12/98 ................   0.98        3,060,993
                                                                  -------------
                                                                      7,652,716
Bankers' Acceptance -- 0.10%
--------------------------------------------------------------------------------
 Principal
  Amount          Accepting Bank (Issuer)
 ---------        -------------------
$   306,748       Bank of New York (Universal Finance
                   Co.) 6.65%, Due 01/07/98 ...........   0.10    $     306,414
                                                                  -------------
TOTAL SHORT-TERM INVESTMENTS (AMORTIZED COST
  $54,900,862)                                           17.52       54,900,862
                                                                  -------------
TOTAL INVESTMENTS IN SECURITIES AT MARKET VALUE
  (COST $350,439,030)                                   121.35      380,239,853

LIABILITIES (NET OF OTHER ASSETS)                       (21.35)     (66,895,926)
                                                        ------    -------------
NET ASSETS                                              100.00    $ 313,343,927
                                                        ======    =============

See accompanying notes to consolidated financial statements.

================================================================================
The R.O.C. Taiwan Fund
Consolidated Statement of Assets and Liabilities
December 31, 1997 (Expressed in US Dollars)
================================================================================

Assets

Investments in securities at market value (Notes 3 and 6):
   Common stocks (cost -- $289,352,647) .......................    $318,980,684
   Bonds (par -- $6,185,521) ..................................       6,358,307
   Short-term investments (amortized cost -- $54,900,862) .....      54,900,862
                                                                   ------------
      Total investments in securities at market value
       (cost -- $350,439,030) .................................     380,239,853

Cash ..........................................................       4,403,605
Receivable for sale of investments ............................       6,966,892
Prepaid expense ...............................................          37,995
Other receivables .............................................          66,029
                                                                   ------------
      Total assets ............................................     391,714,374
                                                                   ------------
Liabilities

Payable for securities purchased ..............................       7,625,812
Management fee payable (Note 4) ...............................         400,514
Custodian fees payable (Note 5) ...............................          46,550
Accrued Republic of China taxes (Note 2) ......................          90,898
Distribution payable (Note 8) .................................      69,975,809
Other payables ................................................         230,864
                                                                   ------------
      Total liabilities .......................................      78,370,447
                                                                   ------------
Net assets ....................................................    $313,343,927
                                                                   ============

Components of net assets (Note 2)

Par value of shares of beneficial interest ....................    $    326,990
Additional paid-in capital ....................................     320,678,375
Undistributed net investment gain .............................         446,407
Accumulated realized loss on investments ......................       8,180,888)
Unrealized appreciation on investments ........................      29,628,037
Cumulative translation adjustment .............................     (29,554,994)
                                                                   ------------
Net assets ....................................................    $313,343,927
                                                                   ============

Net asset value per share (32,698,976 shares issued
  and outstanding) ............................................    $       9.58
                                                                   ============

See accompanying notes to consolidated financial statements.

================================================================================
The R.O.C. Taiwan Fund
Consolidated Statement of Operations
For the Year ended December 31, 1997 (Expressed in US Dollars)
================================================================================

Investment Income

   Dividends ....................................................  $  1,877,458
   Interest .....................................................     2,307,659
                                                                   ------------
                                                                      4,185,117

Republic of China Taxes (Note 2) ................................     2,391,562
                                                                   ------------
                                                                      1,793,555
                                                                   ------------
Expenses

   Management fee (Note 4) ......................................     5,602,946
   Custodian fees (Note 6) ......................................       654,011
   Professional fees ............................................       373,506
   Administrative fee ...........................................        87,250
   Insurance expenses ...........................................        79,278
   Trustee fees .................................................        57,000
   Other expenses ...............................................       243,558
                                                                   ------------

                                                                      7,097,549
                                                                   ------------
Net investment loss .............................................    (5,303,994)
                                                                   ------------

Realized and unrealized gain from investments and foreign currencies (Note 6)

   Net realized gain from investments (Note 2) ..................   129,107,327

   Net decrease in unrealized appreciation on:
      investments (excluding bonds and short-term investments) ..   (19,295,468)
      translation of assets and liabilities in foreign currencies   (62,331,321)
                                                                   ------------
   Net realized and unrealized gain from
      investments and foreign currencies ........................    47,480,538
                                                                   ------------
   Net increase in net assets resulting from operations .........  $ 42,176,544
                                                                   ============

See accompanying notes to consolidated financial statements.

================================================================================
The R.O.C. Taiwan Fund
Consolidated Statement of Changes in Net Assets
For the Years ended December 31, 1997 and 1996 (Expressed in US Dollars)
================================================================================

                                                      1997            1996
                                                  -------------   -------------
Net increase in net assets resulting
 from operations

   Net investment loss .........................  $  (5,303,994)  $  (3,900,067)
   Net realized gain on investments ............    129,107,327      28,549,362
   Net (decrease) increase in unrealized
    appreciation on investments ................    (19,295,468)     58,325,709
   Net decrease in unrealized appreciation on
    translation of assets and liabilities in
    foreign currencies .........................    (62,331,321)     (2,763,569)
                                                  -------------   -------------
   Net increase in net assets resulting from
    operations .................................     42,176,544      80,211,435
                                                  -------------   -------------
Share transactions

   Cost of repurchasing shares (Note 7) ........    (13,340,943)           --
                                                  -------------   -------------
Distributions to Shareholders from (Note 2)

   Net investment income .......................     12,708,377            --
   Net realized gain on investments ............     97,526,443            --
                                                  -------------   -------------
   Total Distributions .........................   (110,234,820)           --
                                                  -------------   -------------
Decrease (increase) in net assets ..............    (81,399,219)     80,211,435
Net assets, beginning of year ..................    394,743,146     314,531,711
                                                  -------------   -------------
Net assets, end of year ........................  $ 313,343,927   $ 394,743,146
                                                  =============   =============

See accompanying notes to consolidated financial statements.

================================================================================
The R.O.C. Taiwan Fund
Consolidated Financial Highlights
(Expressed in US Dollars)
================================================================================

                                                             Years Ended December 31,
                                                 -----------------------------------------------
                                                   1997      1996      1995      1994      1993
                                                 -------   -------   -------   -------   -------
Per share operating performance:
   Net asset value, beginning of period .....      11.67      9.30     13.12     10.62      8.51
   Net investment (loss) income .............      (0.16)    (0.12)    (0.15)    (0.09)     0.16
   Net realized and unrealized gain (loss) on
     investments and foreign currency
     transactions ...........................       3.20      2.57     (3.35)     2.66      2.35
   Net increase (decrease) in unrealized
     appreciation on translation of foreign
     currencies .............................      (1.88)    (0.08)    (0.35)    (0.07)    (0.25)
                                                 -------   -------   -------   -------   -------
          Total from investment operations ..       1.16      2.37     (3.85)     2.50      2.26
Net effect of share transactions ............       0.09      --        0.03      --        --

Distributions to Shareholders from:
   Net investment income ....................      (0.39)     --        --        --       (0.15)
   Net realized gain on investments .........      (2.95)     --        --        --        --
                                                 -------   -------   -------   -------   -------
          Total distributions* ..............      (3.34)     --        --        --       (0.15)
                                                 -------   -------   -------   -------   -------
Net asset value, end of year ................       9.58     11.67      9.30     13.12     10.62
                                                 =======   =======   =======   =======   =======
Per share market price, end of year .........       8.13     10.13     10.50     11.88     13.75
Total investment return (%):
   Based on the Trust's market price ........      10.55     (3.52)   (11.62)   (13.60)    59.42
   Based on the Trust's net asset value .....       9.41     25.48    (29.12)    23.54     26.73
Ratios and supplemental data:
   Net assets, end of year (in thousands) ...    313,344   394,743   314,532   365,661   295,997
   Ratio of expenses to average net assets ..       1.51      1.75      1.98      1.99      2.18
   Ratio of net investment income (loss) to
     average nets assets (%) ................      (1.13)    (1.14)    (1.38)    (0.84)     1.79
   Portfolio turnover ratio (%) .............        106       148        81        97       151
   Average commission rate** ................      0.002     0.002      --        --        --

*   See Note 2 for information concerning the Trust's distribution policy.

** For fiscal years beginning on or after September 1, 1995, a fund which invests greater than 10% of the value of average net assets in equity securities is required to disclose its average commission rate per share for trades on which commissions are charged.

See accompanying notes to consolidated financial statements.

================================================================================
THE R.O.C. TAIWAN FUND
Notes to Consolidated Financial Statements / December 31, 1997 (Expressed in
US Dollars)
================================================================================

Note 1 -- Organization and the Acquisition of The Taiwan (R.O.C.) Fund
--------------------------------------------------------------------------------

The R.O.C. Taiwan Fund (the "Trust") is a Massachusetts business trust formed in July 1988 and registered with the U.S. Securities and Exchange Commission as a diversified, closed-end management investment company under the Investment Company Act of 1940 (the "Investment Company Act").

The Trust was formed in connection with the reorganization (the "Reorganization") of The Taiwan (R.O.C.) Fund (the "Fund"). The Fund, which commenced operations in October 1983, was established under the laws of the Republic of China as an open-end contractual investment fund pursuant to an investment contract between International Investment Trust Company Limited and Central Trust of China, as custodian. Pursuant to the Reorganization, which was completed in May 1989, the Trust acquired the entire beneficial interest in the assets constituting the Fund. For financial reporting purposes, the acquisition has been accounted for as a purchase transaction. However, for U.S. federal income tax purposes, the acquisition was treated as a reorganization in which, pursuant to special rules and regulations of the Internal Revenue Service, the Trust was deemed to have acquired the individual assets and assumed the individual liabilities of the Fund at their fair values as of the Reorganization date.

Note 2 -- Summary of Significant Accounting Policies
--------------------------------------------------------------------------------

A -- Principles of consolidation -- The consolidated financial statements include the accounts of the Trust and the Fund. All significant intercompany transactions and balances have been eliminated in consolidation.

B -- Valuation of investments -- Common stocks represent securities that are traded on the Taiwan Stock Exchange or the Taiwan over-the-counter market. Such securities are valued at the closing market price, or, if not quoted at the end of the period, generally at the last quoted closing market price. Bonds represent investments in unlisted debt securities for which market quotations are not available. Accordingly, the fair value of such investments has been estimated in good faith by the Trust's management using a yield-to-maturity basis. Short-term investments are valued using the amortized cost method which approximates market value. Under this method, securities are valued at cost and the difference between the cost of each security and its value at maturity is accrued into income on a straight-line basis over the days to maturity.

C -- Security transactions and investment income -- Security transactions are recorded on the date the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis as it is earned.

D -- Realized gains and losses -- Realized gains and losses on security transactions are determined using the average cost method for the cost of investments.

E -- Foreign currency translation--Substantially all of the Trust's income is earned, and its expenses are largely paid, in New Taiwan Dollars ("NT$"). The cost and market value of securities, currency holdings and other assets and liabilities which are denominated in NT$ are reported in the accompanying financial statements after translation into United States Dollars based on the closing market rate for United States Dollars in Taiwan at the end of the period. At December 31, 1997, this rate was approximately NT$32.600 to $1.00. Investment income and expenses are translated at an average exchange rate for the period. Currency translation gains or losses are reported as a separate component of changes in net assets resulting from operations. The Trust does not separately record that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F -- Distributions to shareholders -- It is the Trust's policy to distribute all ordinary income and net capital gains, calculated in accordance with U.S. federal income tax regulations. Such calculations may differ from those based on generally accepted acco unting principles. Permanent book and tax differences primarily relate to the treatment of capital gains on the disposition of passive foreign investment company ("PFIC") shares during 1997 as ordinary income for U.S. federal income tax purposes. Temporary book and tax differences are primarily due to differing treatments for net capital losses, wash sale deferrals, and the current marking-to-market of PFIC shares held by the Trust at December 31, 1997. The 1997 distribution from net investment income, even though the Trust had a book net investment loss, is a result of realized securities gains and mark-to-market income generated from PFIC investments, which constitute ordinary income for U.S. income tax purposes.

G -- Taxes -- The Trust intends to continue to elect and to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). If the Trust complies with all of the applicable requirements of the Code, it will not be subject to U.S. federal income and excise taxes provided that it distributes all of its investment company taxable income and net capital gains to its shareholders. The Republic of China ("R.O.C.") levies a tax at the rate of 20% on cash dividends and interest received by the Trust on investments in R.O.C. securities. In addition, a 20% tax is levied based on the par value of stock dividends (except those which have resulted from capitalization of capital surplus) received by the Trust. Realized gains on securities transactions are not subject to income tax in the R.O.C.; instead, a securities transaction tax of 0.3% of the market value of stocks sold or transferred, and 0.1% of the market value of bonds and beneficial certificates sold or transferred, is levied. Proceeds from sales of investments are net of securities transaction tax paid of approximately $1,781,083 for the twelve months ended December 31, 1997.

H -- Use of estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.

Note 3 -- Investment
--------------------------------------------------------------------------------

Considerations Because the Trust concentrates its investments in publicly traded equity and debt securities issued by R.O.C. corporations, its portfolio involves considerations not typically associated with investing in U.S. securities. In addition, the Trust is more susceptible to factors adversely affecting the R.O.C. economy than a fund not concentrated in these issuers to the same extent. Since the Trust's investment securities are primarily denominated in New Taiwan Dollars, changes in the relationship of the New Taiwan Dollar to the U.S. Dollar may also significantly affect the value of the investments and the earnings of the Trust.

Note 4 -- Investment Management
--------------------------------------------------------------------------------

Pursuant to an investment contract (the "Investment Contract"), IIT (the "Manager"), an R.O.C. corporation, is responsible, among other things, for investing and managing the assets of the Trust and administering the Trust's affairs. The Trust pays the Manager a fee in NT$, which is accrued daily and paid monthly in arrears, at the annual rate of 1.40% of the net asset value ("NAV") with respect to Trust assets held in Taiwan under the Investment Contract up to NT$6 billion, 1.20% of such NAV in excess of NT$6 billion up to NT$9 billion, 1.00% of such NAV in excess of NT$9 billion up to NT$12 billion, and 0.80% of such NAV in excess of NT$12 billion.

Note 5 -- Custodians
--------------------------------------------------------------------------------

Pursuant to the Investment Contract, the Central Trust of China ("CTC") serves as custodian of the assets of the Trust held in the R.O.C. CTC owns approximately 8% of the outstanding capital stock of IIT. The Trust pays the custodian a monthly fee in NT$ at the annual rate of 0.16% of the NAV with respect to Trust assets held in Taiwan under the Investment Contract up to NT$6 billion, 0.14% of such NAV in excess of NT$6 billion up to NT$9 billion, 0.12% of such NAV in excess of NT$9 billion up to NT$12 billion, and 0.10% of such NAV in excess of NT$12 billion, subject to a minimum annual fee of NT$2.4 million (approximately $74,000).

Note 6 -- Investments in Securities
--------------------------------------------------------------------------------

Purchases and proceeds from sales, excluding bonds and short-term investments, for the twelve months ended December 31, 1997, included approximately $511,000,000 for stock purchases and approximately $591,000,000 for stock sales, respectively.

At December 31, 1997, the cost of investments, excluding short-term investments and bonds, for U.S. federal income tax purposes was approximately $304,000,000. At December 31, 1997, for U.S. federal income tax purposes, the aggregate gross unrealized appreciation on these investments was approximately $36,000,000 and the aggregate gross unrealized depreciation on these investments was approximately $21,000,000 or a net unrealized appreciation of approximately $15,000,000.

Note 7 -- Shares of Beneficial Interest
--------------------------------------------------------------------------------

The Trust's "Declaration of Trust" permits the Trustees to issue an unlimited number of shares of beneficial interest or additional classes of other securities. The shares have a par value of $0.01, and no other classes of securities are outstanding at present.

During the year ended December 31, 1997, the Trust repurchased 1,116,400 of its own shares whose net cost accounted for $13,340,943 out of the maximum potential expenditure of $25 million approved by the Board of Trustees. The weighted average discount per share between the repurchase cost and the net asset value applicable to such shares at the date of repurchase was 17.80%. At December 31, 1997, 32,698,976 shares were outstanding.

--------------------------------------------------------------------------------

The Fund and its predecessor, The Taiwan (R.O.C.) Fund, have been certified as distributing funds by the Board of Inland Revenue of the United Kingdom for the period from their inception to December 31, 1996. The Fund intends to apply for such status for succeeding accounting periods.

================================================================================

Daniel Chiang has been the portfolio manager and a trustee of the Fund, as well as its President and Chief Executive Officer, since April 1994. He is also the President of International Investment Trust Co. (IIT), the Fund's investment manager. Mr. Chiang has 13 years experience in the financial industry and for the past 10 years has worked at IIT, where he previously served as Vice President in charge of the dealing department. Independent Auditors' Report

--------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

The Trustees and Shareholders of
The R.O.C. Taiwan Fund

We have audited the accompanying consolidated statement of assets and liabilities of The R.O.C. Taiwan Fund, a Massachusetts business trust (the "Trust"), including the consolidated schedule of investments, as of December 31, 1997, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the five-year period then ended. These consolidated financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. Our procedures included the physical examination of short-term investments owned as of December 31, 1997, and confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The R.O.C. Taiwan Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles in the United States of America.

                                           /s/ KPMG Peat Marwick

Taipei, Taiwan
January 9, 1998

THE R.O.C. TAIWAN FUND

Manager:
International Investment Trust Company Limited
17th Floor
167 Fuhsing North Road
Taipei, Taiwan, Republic of China
Telephone:  886-2-2713-7702
Fax:  886-2-2717-3077

Officers and Trustees:
Theodore S. S. Cheng, Chairman and Trustee
Daniel Chiang, President and Chief Executive
   Officer, Trustee, and Fund Manager
Raymund A. Kathe, Trustee and Audit Committee
   Member
Pedro-Pablo Kuczynski, Trustee
David N. Laux, Trustee and Audit Committee
   Member
Alfred F. Miossi, Trustee and Audit Committee
   Member
Li-Yin Kung, Trustee and Audit Committee
   Member
Gregory Kuo-Hua Wang, Trustee
James M. Wang, Chief Financial Officer,
   Treasurer, and Secretary

Custodian:
Central Trust of China
49 Wuchang Street, Sec. 1
Taipei, Taiwan
Republic of China

Transfer Agent,
Paying and Plan Agent:
State Street Bank and Trust Co.
P.O. Box 8200
Boston, Massachusetts  02266-8200
U.S.A.

U.S. Administrator:
Dewe Rogerson Inc.
850 Third Avenue
New York, NY 10022
U.S.A.
Telephone: (212) 688-6840

U.S. Legal Counsel:
Paul, Weiss, Rifkind, Wharton & Garrison
1285 Avenue of the Americas
New York, NY 10019-6064
Telephone: (212) 373-3000

For information on the Fund, including the NAV, please call toll free 1-800-343-9567.